SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

PEOPLESOFT, INC.

(Exact name of registrant as specified in its charter)

0-20710
(Commission file number)

Delaware	68-0137069
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

4460 Hacienda Drive, Pleasanton, CA	94588-8618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 225-3000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 27, 2004, PeopleSoft, Inc. issued a press release and held a conference call announcing its earnings results for the second quarter of 2004. A copy of the transcript of the conference call, as supplemented, is attached as Exhibit 99.1 and a copy of PeopleSoft’s reconciliation of Non-GAAP to GAAP financial measures is attached as Exhibit 99.2. PeopleSoft’s press release was furnished to the SEC on a Form 8-K furnished on July 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2004

PEOPLESOFT, INC.

	By:	/s/ KEVIN T. PARKER

Kevin T. Parker Executive Vice President, Finance and Administration, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Transcript of Conference Call Held by PeopleSoft, Inc. on July 27, 2004 and Supplement
99.2	Reconciliation of GAAP to Non-GAAP Financial Measures